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                                                                    Exhibit 32.1



          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                     OFFICER OF SPARTA SURGICAL CORPORATION
             FORM 10-QSB/A FOR THE SIX MONTHS ENDED AUGUST 31, 2006
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002


I am the Chief Executive Officer and Chief Financial Officer of placeCitySparta Surgical Corporation, a placeStateDelaware corporation (the "Company". I am delivering this certificate in connection with the Form 10-QSB/A of the Company for the six months ended August 31, 2006 and filed with the Securities and Exchange Commission ("Form 10-QSB").

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respect, the financial condition and results of operations of the Company.

Date: February 20, 2007                        /s/ Allan J. Korn
                                              ------------------------
                                              Allan J. Korn
                                              Chief Executive Officer
                                              Chief Financial Officer










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